Additional Information on the Nature of Comprehensive Income (Loss) Components (Details) - Schedule of Additional Information on the Nature of Comprehensive Income (Loss) Components - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Expenses for employee benefits
Operating and maintenance costs	$ 737,354	$ 444,400	$ 384,427
Professional fees	187,913	307,534	91,249
Salaries	840,650	833,717	144,231
Share based compensation	1,620,777	3,296,238	7,804,271
Expenses for employee benefits	3,386,694	4,881,889	8,424,178
Net financial expenses
Interest on loans	228,374	238,204	96,134
Interest from promissory note receivable	(66,000)
Interest on lease liabilities	92,860	58,014	236,680
Accretion on PPA liability	(213,100)
Net financial expenses, Total	$ 42,134	$ 296,218	$ 332,814